As filed with the Securities and Exchange Commission on March 6, 2008

                                              SECURITIES ACT FILE NO. 333-123257
                                       INVESTMENT COMPANY ACT FILE NO. 811-10325

================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM N-1A

                                 --------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.                       [ ]
                         Post Effective Amendment No. 22                     [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 26                             [X]

                                 --------------
                            MARKET VECTORS ETF TRUST
             (Exact Name of Registrant as Specified in its Charter)

                                 --------------
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                    (Address of Principal Executive Offices)
                                 (212) 687-5200
                          Registrant's Telephone Number
                             JOSEPH J. MCBRIEN, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                         VAN ECK ASSOCIATES CORPORATION
                            99 PARK AVENUE, 8TH FLOOR
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                                 --------------
                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                             CLIFFORD CHANCE US LLP
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                                 --------------
 Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THE
                 EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                                 --------------
          IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK
                                APPROPRIATE BOX)

             Immediately upon filing pursuant to paragraph (b)
         ---
             On February 15, 2008 pursuant to paragraph (b)
         ---
             60 days after filing pursuant to paragraph (a)(1)
         ---
             On [date] pursuant to paragraph (a)(1)
         ---
          X  75 days after filing pursuant to paragraph (a)(2)
         ---
             On [date] pursuant to paragraph (a)(2) of rule 485
         ---

================================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


                            MARKET VECTORS ETF TRUST

                                   PROSPECTUS


                                 [       ], 2008

      Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF (the "Funds") are distributed by Van Eck Securities Corporation and seek to track the Hard Assets Producers Index(SM) and the Ardour Solar Energy Index(SM), respectively. The Hard Assets Producers Index(SM) is published by S-Network Global Indexes LLC. The Ardour Solar Energy Index(SM) is published by Ardour Global Indexes LLC. S-Network Global Indexes LLC and Ardour Global Indexes LLC are referred to herein as the "Index Providers." The Index Providers do not sponsor, endorse, or promote the Funds and bears no liability with respect to any Fund or security. For more detailed information about the Funds, see the Statement of Additional Information for each Fund ("SAI"), which is incorporated by reference into this Prospectus. Additional information about the Funds' investments will be available in each Fund's annual and semi-annual reports to shareholders. In each Fund's annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


      Call Van Eck at 1.888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or the Funds' annual or semi-annual reports, when available, by visiting the Van Eck website at WWW.VANECK.COM/ETF. Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1.202.551.8090.

      Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                            MARKET VECTORS ETF TRUST

      The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund's shares, and, if given or made, the information or representations must not be relied upon as having been authorized by a Fund. Neither the delivery of this Prospectus nor any sale of shares of the Funds shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

      Dealers effecting transactions in each Fund's shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver the Prospectus when acting as underwriters.


      This Prospectus offers shares of the Market Vectors ETF Trust (the "Trust"). The Trust currently has twenty-one investment portfolios. This Prospectus relates to shares of only two portfolios, Market Vectors--Hard Assets Producers ETF and Market Vectors-- Solar Energy ETF.

      The information contained herein regarding the Hard Assets Producers Index(SM) and the Ardour Solar Energy Index(SM) (each, an "Index") was provided by each respective Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

      This  Prospectus,   dated  [         ],   2008,   explains  concisely  the
information you ought to know before investing in a Fund. We suggest that you keep it for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE


OVERVIEW OF THE TRUST .....................................................    1

MARKET VECTORS--HARD ASSETS PRODUCERS ETF .................................    2

   Principal Investment Objective and Strategies ..........................    2

   Principal Risks of Investing in the Fund ...............................    3

   Performance ............................................................    4

   Expense Example ........................................................    5

   Creation Transaction Fees and Redemption Transaction Fees ..............    6

MARKET VECTORS--SOLAR ENERGY ETF ..........................................    7

   Principal Investment Objective and Strategies ..........................    7

   Principal Risks of Investing in the Fund ...............................    8

   Performance ............................................................    9

   Expense Example ........................................................   10

   Creation Transaction Fees and Redemption Transaction Fees ..............   10

THE HARD ASSETS PRODUCERS INDEX(SM) .......................................   12

THE ARDOUR SOLAR ENERGY INDEX(SM) .........................................   14

PORTFOLIO HOLDINGS ........................................................   15

ADDITIONAL INVESTMENT STRATEGIES ..........................................   15

MANAGEMENT ................................................................   16

PORTFOLIO MANAGERS ........................................................   16

SHAREHOLDER INFORMATION ...................................................   18

   Determination of Nav ...................................................   18

   Buying and Selling Exchange-traded Shares ..............................   18

   Creation and Redemption of Creation Units ..............................   19

   Distributions ..........................................................   22

   Tax Matters ............................................................   22

LICENSE AGREEMENT .........................................................   25

FINANCIAL HIGHLIGHTS ......................................................   26

GENERAL INFORMATION .......................................................   27

   Additional Information .................................................   27

                              OVERVIEW OF THE TRUST


      Market Vectors ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of twenty-one investment portfolios.  This  Prospectus  relates to the  following  two  portfolios of the
Trust: Market Vectors--Hard Assets Producers ETF and Market Vectors-- Solar Energy ETF (each, a "Fund" and, together, the "Funds"). Van Eck Associates Corporation (the "Adviser") is the investment adviser to each Fund.

      The shares of the Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF are expected to be approved for listing, subject to notice of issuance, on the [ ] (the "Exchange"), and will trade in the secondary market at prices that may differ to some degree from the net asset value ("NAV") of the shares. Unlike conventional mutual funds, the Trust issues and redeems shares of each Fund (the "Shares") on a continuous basis at NAV only in large specified blocks each called a Creation Unit. Creation Units are issued and redeemed principally in-kind for securities generally included in each Fund's respective index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Trust.


      The Funds may be suitable for long term investment in the market or market segment represented by each Fund's respective index. Shares of the Funds may also be used as an asset allocation or speculative trading vehicle. Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intraday basis and to be created and redeemed in-kind in Creation Units at each day's market close. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund's portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally is not expected to lead to a tax event for shareholders.

                   MARKET VECTORS--HARD ASSETS PRODUCERS ETF


PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


      INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Hard Assets Producers Index(SM) (the "Hard Assets Producers Index"). For a further description of the Hard Assets Producers Index, see "The Hard Assets Producers Index(SM)."

      PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign hard asset producer companies. A company will be considered to be a hard asset producer company if it, directly or indirectly, derives at least 50% of its revenues from the production and distribution of commodities and commodity-related products and services. Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

      INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Hard Assets Producers Index by investing in a portfolio of securities that generally replicate the Hard Assets Producers Index.

      The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Hard Assets Producers Index in proportion to their weightings in the Hard Assets Producers Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Hard Assets Producers Index. There also may be instances in which the Adviser may choose to overweight another security in the Hard Assets Producers Index, purchase securities not in the Hard Assets Producers Index which the Adviser believes are appropriate to substitute for certain securities in the Hard Assets Producers Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Hard Assets Producers Index. The Fund may sell securities that are represented in the Hard Assets Producers Index in anticipation of their removal from the Hard Assets Producers Index or purchase securities not represented in the Hard Assets Producers Index in anticipation of their addition to the Hard Assets Producers Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Hard Assets Producers Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

      The Fund will normally invest at least 95% of its total assets in securities that comprise the Hard Assets Producers Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements.

      Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Hard Assets Producers Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

      MARKET CAPITALIZATION. The Hard Assets Producers Index is comprised of companies with market capitalizations greater than $500 million that have a three-month trading volume equal to or greater than U.S. $1 million per day. Stocks whose market capitalization falls below $250 million as of any rebalancing date shall be deleted from the Hard Assets Producers Index. The total market capitalization of the Hard Assets Producers Index as of March 31, 2008 was in excess of $[ ].

      BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark Hard Assets Producers Index.


      FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND


      RISKS OF INVESTING IN THE HARD ASSETS INDUSTRY. The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including agriculture, alternatives (I.E., water and alternative energy), base and industrial metals, energy, forest products and precious metals, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources and labor relations, could adversely affect the Fund's portfolio companies.


      RISK OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the depository receipts that it holds, as the issuers may be under no legal obligation to distribute them.

      Because the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

      MARKET RISK. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


      INDEX TRACKING RISK. The Fund's return may not match the return of the Hard Assets Producers Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Hard Assets Producers Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Hard Assets Producers Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Hard Assets Producers Index is based on the securities' closing price on local foreign markets (I.E., the value of the Hard Assets Producers Index is not based on fair value prices), the Fund's ability to track the Hard Assets Producers Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Hard Assets Producers Index.

      REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Hard Assets Producers Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Hard Assets Producers Index.

      NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industry that comprise the Hard Assets Producers Index. As of March 31, 2008, the Hard Assets Producers Index included [ ] securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds.


      INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund may invest in small- or medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

PERFORMANCE

      The Fund has not yet commenced operations and therefore does not have a performance history.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)


SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see "Shareholder
Information--Creation and Redemption of Creation Units" for a
discussion of Creation and Redemption Transaction Fees) .................   None
Standard Creation/Redemption Transaction Fee ............................   $[ ]
Maximum Creation/Redemption Transaction Fee(b) ..........................   $[ ]
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fee ..........................................................   [ ]%
Other Operating Expenses(c) .............................................   [ ]%
Total Gross Annual Fund Operating Expenses(d) ...........................   [ ]%
Fee Waivers and Expenses Assumption(e) ..................................   [ ]%
Total Net Annual Fund Operating Expenses(e) .............................   [ ]%


-------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.


(b) If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund's net assets.

(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of average net assets per year at least until [ ], 2009.

(e) The offering costs excluded from the [ ]% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.


      The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Hard Assets Producers Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Hard Assets Producers Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                        YEAR                EXPENSES
                   -------------          ------------
                         1                  $[    ]
                         3                  $[    ]



CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


      The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $[ ] is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $[ ]. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $[ ] on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $[ ] and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $[ ] if the Creation Unit is redeemed after one year and $[ ] if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                        MARKET VECTORS--SOLAR ENERGY ETF


PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


      INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Solar Energy Index(SM) (the "Solar Energy Index"). For a further description of the Solar Energy Index, see "The Ardour Solar Energy Index(SM)."

      PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities, which may include depositary receipts, of U.S. and foreign companies primarily engaged in the production and distribution of solar power. Companies primarily engaged in the production and distribution of solar power include those companies which derive at least 50% of their total revenues from the production and distribution of solar power and related products and services. Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

      INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Solar Energy Index by investing in a portfolio of securities that generally replicate the Solar Energy Index.

      The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Solar Energy Index in proportion to their weightings in the Solar Energy Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Solar Energy Index. There also may be instances in which the Adviser may choose to overweight another security in the Solar Energy Index, purchase securities not in the Solar Energy Index which the Adviser believes are appropriate to substitute for certain securities in the Solar Energy Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Solar Energy Index. The Fund may sell securities that are represented in the Solar Energy Index in anticipation of their removal from the Solar Energy Index or purchase securities not represented in the Solar Energy Index in anticipation of their addition to the Solar Energy Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Solar Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

      The Fund will normally invest at least 95% of its total assets in securities that comprise the Solar Energy Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

      Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Solar Energy Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

      MARKET CAPITALIZATION. The Solar Energy Index is comprised of companies with market capitalizations greater than $100 million. Stocks whose market capitalization falls below $100 million as of any rebalancing date shall be deleted from the Solar Energy Index. Stocks must have a three-month trading volume equal to or greater than U.S. $1 million per day. The total market capitalization of the Solar Energy Index as of March 31, 2008 was in excess of $[ ].

      BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Solar Energy Index.


      FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND


      RISKS OF INVESTING IN THE SOLAR ENERGY INDUSTRY. Companies engaged in the solar energy industry may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, labor relations and tax and other government regulations. Shares of companies involved in the solar energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the solar energy industry have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. In addition, changes in U.S., European and other governments' policies towards solar energy technology also may have an adverse effect on the Fund's performance.


      RISK OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the depository receipts that it holds, as the issuers may be under no legal obligation to distribute them.

      Because the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

      MARKET RISK. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


      INDEX TRACKING RISK. The Fund's return may not match the return of the Solar Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the

Solar Energy Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Solar Energy Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Solar Energy Index is based on the securities' closing price on local foreign markets (I.E., the value of the Solar Energy Index is not based on fair value prices), the Fund's ability to track the Solar Energy Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Solar Energy Index.

      REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Solar Energy Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Solar Energy Index.

      NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industry that comprise the Solar Energy Index. As of [ ], 2008, the Solar Energy Index included [ ] securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds.


      INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund may invest in small- or medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

PERFORMANCE

      The Fund has not yet commenced operations and therefore does not have a performance history.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see "Shareholder
Information--Creation and Redemption of Creation Units" for a
discussion of Creation and Redemption Transaction Fees) .................   None
Standard Creation/Redemption Transaction Fee ............................   $[ ]
Maximum Creation/Redemption Transaction Fee(b) ..........................   $[ ]
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fee ..........................................................   [ ]%
Other Operating Expenses(c) .............................................   [ ]%
Total Gross Annual Fund Operating Expenses(d) ...........................   [ ]%
Fee Waivers and Expenses Assumption(e) ..................................   [ ]%
Total Net Annual Fund Operating Expenses(e) .............................   [ ]%


-------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.


(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund's net assets.

(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of average net assets per year at least until [ ], 2009.

(e) The offering costs excluded from the [ ]% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.


      The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Solar Energy Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Solar Energy Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                           YEAR                 EXPENSES
                       ------------           ------------
                             1                   $[  ]
                             3                   $[  ]


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


      The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $[ ] is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day.

The value of a Creation Unit as of the first creation was approximately $[ ]. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $[ ] on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $[ ] and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $[ ] if the Creation Unit is redeemed after one year and $[ ] if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                        THE HARD ASSETS PRODUCERS INDEX(SM)

      The Hard Assets Producers Index(SM) (the "Hard Assets Producers Index") is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The Hard Assets Producers Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production of raw materials in the following sectors: agriculture; alternatives (water and alternative energy); base and industrial metals; energy; forest products; and precious metals. Index constituents include certain companies that produce products and services directly related to the production of commodities, but not the commodities themselves.

      The six sectors listed above are weighted based on estimates of the global consumption of various commodities included in each of the sectors. The Hard Assets Producers Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production of commodities and related products and services. The Hard Assets Producers Index was determined to yield a benchmark value of approximately 888.66 at its inception date, which was the close of trading on December 31, 1999.

      The Hard Assets Producers Index strives to capture at least 95% of the global market capitalization of its various sectors with the exception of the agriculture sector, where the Hard Assets Producers Index strives to capture 100% of its global market capitalization. Constituent stocks must have a market capitalization of greater than $500 million on a rebalancing date to be added to the Hard Assets Producers Index. Stocks whose market capitalization falls below $250 million as of any rebalancing date shall be deleted from the Hard Assets Producers Index. Stocks must have a three-month trading volume equal to or greater than U.S. $1 million per day to be included in the Hard Assets Producers Index. Only shares that trade on a recognized domestic or international stock exchange that provides a "last closing price" may qualify (e.g., National Stock Market stocks must be "reported securities" under 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

      The Hard Assets Producers Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., New York time, under the symbol [ ]. Index values are disseminated every 15 seconds.

      The Hard Assets Producers Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Hard Assets Producers Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Hard Assets Producers Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Hard Assets Producers Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Hard Assets Producers Index components are adjusted on each rebalancing date.

      Rebalancing data, including constituent weights and related information, is posted on the Hard Assets Producers Index's website ([ ]) prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Hard Assets Producers Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Hard Assets Producers Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

                         THE ARDOUR SOLAR ENERGY INDEX(SM)

      The Ardour Solar Energy Index(SM) (the "Solar Energy Index") is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of solar power. The Solar Energy Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of solar power in the following sectors: photovoltaic, concentrated solar power and solar thermal power; solar integrators; and related technologies.

      The Solar Energy Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production of solar power and related products and services. The Solar Energy Index was determined to yield a benchmark value of approximately 1000.00 at its inception date, which was the close of trading on December 31, 2002.

      The Solar Energy Index strives to capture all companies engaged in the sector worldwide over a certain size and that meet certain minimum levels of daily and monthly trading activity. Constituent stocks must have a market capitalization of greater than $100 million on a rebalancing date to be added to the Solar Energy Index. Stocks whose market capitalization falls below $100 million as of any rebalancing date shall be deleted from the Solar Energy Index. Stocks must have a three-month trading volume equal to or greater than U.S. $1 million per day to be included in the Solar Energy Index. Only shares that trade on a recognized domestic or international stock exchange that provides a "last closing price" may qualify (e.g., National Stock Market stocks must be "reported securities" under 11Aa3-1 of the Securities Exchange Act of 1934, as amended. Similar criteria and standards apply to stocks with foreign listings).

      The Solar Energy Index is calculated and maintained by Dow Jones Indexes on behalf of Ardour Global Indexes LLC. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., New York time, under the symbol [ ]. Index values are disseminated every 15 seconds.

      The Solar Energy Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Solar Energy Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Solar Energy Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Solar Energy Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Solar Energy Index components are adjusted on each rebalancing date.

      Rebalancing data, including constituent weights and related information, is posted on the Solar Energy Index's web site (www.ardourglobalindexes.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Solar Energy Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Solar Energy Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

                               PORTFOLIO HOLDINGS

      A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

                        ADDITIONAL INVESTMENT STRATEGIES


      Each Fund will normally invest at least 95% of its total assets in component securities that comprise its respective Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options futures contracts and currency forwards. Swaps, options, futures contracts and currency forwards (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective benchmark Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.


      The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (E.G., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

                  ADDITIONAL RISKS OF INVESTING IN THE FUNDS

      ABSENCE OF PRIOR ACTIVE MARKET. The Funds are newly organized series of an investment company and thus have no operating history. While each Fund's Shares will be listed on an Exchange, there can be no assurance that active trading markets for the Shares will develop or be maintained. Van Eck Securities
Corporation, the distributor of the Shares (the "Distributor"), does not maintain a secondary market in the Shares.


      TRADING ISSUES. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.


      FLUCTUATION OF NAV. The NAV of the Shares will fluctuate with changes in the market value of each Fund's securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on each Fund's respective Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund's respective Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

                                   MANAGEMENT

      BOARD OF TRUSTEES. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds' SAI.


      INVESTMENT MANAGER. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the "Investment Management Agreement"), Van Eck Associates Corporation serves as the adviser to the Funds and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Funds. As of March 31, 2008, the Adviser managed approximately $[ ] billion in assets. The Adviser's principal business address is 99 Park Avenue, 8th Floor, New York, New York 10016.

      A discussion regarding the Board of Trustees' approval of the Investment Management Agreement will be available in the Trust's semi-annual report for the period year ending June 30, 2008.

      For the services provided to each Fund under the Investment Management Agreement, each Fund will pay the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of [ ]%. From time to time, the Adviser may waive all or a portion of its fee. Until at least [ ], 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, taxes and extraordinary expenses) from exceeding [ ]% of average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to the Funds' Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


      Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.


      ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. Van Eck Associates Corporation is the administrator for the Funds (the "Administrator"), and The Bank of New York Mellon Corporation is the custodian of each Fund's assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.


      DISTRIBUTOR. Van Eck Securities Corporation is the distributor of each Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. As noted in the section entitled "Shareholder Information--Buying and Selling Exchange-Traded Shares," the Shares are traded in the secondary market.

                               PORTFOLIO MANAGERS

      The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund's portfolio are Hao-Hung (Peter) Liao and Edward M. Kuczma, Jr. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Prior to Mr. Liao's current role of portfolio manager to the funds of the Trust, Mr. Liao served as investment analyst for the Worldwide Absolute Return Fund where his role included manager review, performance attribution, changes in manager mandates and risk management. Mr. Liao continues to serve in this capacity. Mr. Kuczma has been employed by the Adviser since January of 2004. Prior to Mr. Kuczma's current role of investment analyst, he worked from January 2004 to June 2004 in Portfolio Administration for the Adviser. After serving as a fund administrator for international portfolios, Mr. Kuczma became an analyst for emerging market companies. He also serves on a committee that reviews managers and changing mandates for a multi-manager absolute return strategy. Mr. Kuczma attended Georgetown University from 1999 to 2003. Messrs. Liao and Kuczma serve as portfolio managers of eleven portfolios of the Trust, including the Funds. Neither Mr. Kuczma nor Mr. Liao manages any other accounts of any type for the Adviser. Because each Fund is new, Messrs. Liao and Kuczma will be serving as the portfolio managers of each Fund since its inception. See the Funds' SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

                             SHAREHOLDER INFORMATION

DETERMINATION OF NAV


      The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day after the close of trading (ordinarily 4:00 p.m., New York time) of the New York Stock Exchange ("NYSE"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.


      The value of each Fund's portfolio securities is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's respective Index. This may adversely affect a Fund's ability to track its respective Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES


      The Shares of the Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF are expected to be approved for listing on the [ ], subject to notice of issuance. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.


      DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) "DTC Participants," I.E., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants,"

I.E., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled "Book Entry Only System" in the Funds' SAI.

      MARKET TIMING AND RELATED MATTERS. The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy limiting purchases and redemptions, the Board of Trustees evaluated the nature of the Funds (I.E., a fund whose shares are expected to trade intra-day). In particular, the Board of Trustees considered that, unlike traditional mutual funds, the Funds generally issue and redeem their Shares at the NAV per Share for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and Shares may be purchased and sold in the secondary market at prevailing market prices.

      Given this structure, the Board of Trustees determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Fund or its shareholders. However, creations and redemptions of Creation Units consisting of a significant amount of cash, although expected to be rare, could create the potential for market timing with its negative impact to the Funds and their shareholders.

CREATION AND REDEMPTION OF CREATION UNITS

      The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a "Creation Unit." A Creation Unit consists of 50,000 Shares. The Funds generally issue and redeem Creation Units only in-kind in exchange for a designated portfolio of equity securities included in each respective benchmark Index and a relatively small cash payment. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds. See "Shareholder Information--Buying and Selling Exchange-Traded Shares" and "--Procedures for Creation of Creation Units."


      FUND DEPOSITS. The consideration for creation of Creation Units of the Funds generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting a replication of each Fund's respective benchmark Index and an amount of cash computed as described below (the "Cash Component") and together with the Deposit Securities, the "Fund Deposit." The list of the names and numbers of shares of the Deposit Securities is made available by the Administrator through the facilities of the NSCC immediately prior to the opening of business each day of the Exchange on which each Fund trades. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities and may include a "Dividend Equivalent Payment" as described in the Funds' SAI.


      PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a "Participating Party," I.E., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant; and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process ("Participant Agreement"). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

      At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the date on which a creation (or redemption order, as discussed below) is placed (the "Transmittal Date").

      Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Investors should refer to "Creation and Redemption of Creation Units" in the Funds' SAI for details regarding the logistics of placement of orders using and outside the Clearing Process.

      ACCEPTANCE OF CREATION ORDER. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason:
(a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person.

      All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


      CREATION TRANSACTION FEE. A fixed creation transaction fee of $[ ], which is paid to the Fund (the "Creation Transaction Fee"), is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Where the Trust permits a creator to substitute "cash in lieu" of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the "cash in lieu" portion of its investment. See "Creation and Redemption of Creation Units" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes. Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Units" in the Funds' SAI.

      REDEMPTION OF CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a day on which each Fund's respective Exchange is open for trading and only through a Participating Party or DTC Participant, who has executed a Participant Agreement. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.


      The Administrator, through NSCC, makes available immediately prior to the opening of business on each Fund's respective Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the securities held by a Fund ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchasers of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

      The redemption transaction fee of $[ ] is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors should refer to "Creation and Redemption of Creation Units" in the Funds' SAI for details regarding the logistics of redemption orders using and outside the Clearing Process.


      Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. Deliveries of Fund Securities to redeeming investors generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See the SAI for a list of the local holidays in the foreign countries relevant to the Funds.

      The right of redemption may be suspended or the date of payment  postponed
(1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of their NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

      Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information "Creation and Redemption of Creation Units" in the Funds' SAI.

DISTRIBUTIONS

      NET INVESTMENT INCOME AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of the Fund's distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as "distributions."

      The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as "capital gain distributions."

      Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

      Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

TAX MATTERS

      As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

      TAXES ON DISTRIBUTIONS. The Funds expect to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. The Funds may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. The Funds may receive dividends, the distribution of which the Funds may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

      Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

      If you are not a citizen or resident alien of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Funds may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the foreign person's taxable year. However, the Funds do not expect to pay significant amounts of "interest-related dividends" or "short-term capital gains dividends." The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Distributions attributable to gains from "U.S. real property interests," including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

      Dividends and interest from non-U.S. investments received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      The Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise establish a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

      TAXES ON THE SALE OF EXCHANGE-LISTED SHARES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less.

      TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange, and the exchanger's aggregate basis in the securities surrendered, taking into consideration the cash component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchangor's basis in the Creation Units and the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

      Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

      If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

      The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                                LICENSE AGREEMENT


      The Adviser has entered into a licensing agreement with S-Network Global Indexes LLC to use the Hard Assets Producers Index and Ardour Global Indexes LLC to use the Solar Energy Index. Each Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.





      [To come.]

                              FINANCIAL HIGHLIGHTS

      The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

                               GENERAL INFORMATION

      The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds' SAI for more information concerning the Trust's form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

      Clifford Chance US LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as each Fund's independent registered public accounting firm and will audit the Funds' financial statements annually.

ADDITIONAL INFORMATION


      This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. Information about the Funds can be reviewed and copied at the SEC's Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds' Registration Statement, including this Prospectus, the Fund's SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the Edgar database at the SEC's website (HTTP://WWW.SEC.GOV), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. These documents and other information concerning the Trust also may be inspected at the offices of the [ ]
([                   ]).


      The SAI for these Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for these Funds is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds' distributor, at 99 Park Avenue, New York, NY 10016 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

      Shareholder inquiries may be directed to a Fund in writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

      The   Funds'   SAI   will  be   available   through   their   website   at
WWW.VANECK.COM/ETF.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                            MARKET VECTORS ETF TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                                 DATED [ ], 2008

      This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus dated [ ], 2008 (the "Prospectus") for the Market Vectors ETF Trust (the "Trust"), relating to Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF (each, a "Fund" and, together, the "Funds"), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust's address is 99 Park Avenue, 8th Floor, New York, New York 10016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

                                TABLE OF CONTENTS

                                                                            PAGE


General Description of the Trust ..........................................    2

Investment Policies and Restrictions ......................................    3

Special Considerations and Risks ..........................................    7

Exchange Listing and Trading ..............................................   11

Board of Trustees of the Trust ............................................   13

Portfolio Holdings Disclosure .............................................   19

Quarterly Portfolio Schedule ..............................................   19

Code of Ethics ............................................................   19

Proxy Voting Policies and Procedures ......................................   19

Management ................................................................   20

Brokerage Transactions ....................................................   23

Book Entry Only System ....................................................   23

Creation and Redemption of Creation Units .................................   25

Settlement Periods Greater Than Seven Days for Year 2008 ..................   31

Determination of Net Asset Value ..........................................   33

Dividends and Distributions ...............................................   34

Dividend Reinvestment Service .............................................   34

Control Persons ...........................................................   34

Taxes .....................................................................   34

Capital Stock and Shareholder Reports .....................................   37

Counsel and Independent Registered Public Accounting Firm .................   38

Van Eck Global Proxy Voting Policies ......................................   39

      The information contained herein regarding the Hard Assets Producers Index(SM) and the Ardour Solar Energy Index(SM) (each, an "Index") was provided by S-Network Global Indexes LLC and Ardour Global Indexes LLC, respectively, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.





      [DISCLAIMERS TO COME.]

                        GENERAL DESCRIPTION OF THE TRUST


      The Trust is an open-end management investment company. The Trust currently consists of twenty-one investment portfolios. This SAI relates to two investment portfolios, Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF (each, a "Fund" and, together, the "Funds"). The Funds invest in common stocks and depositary receipts consisting of some or all of the component securities of each Fund's respective benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as "Shares."

      The Funds offer and issue Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The shares of the Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF are expected to be approved for listing, subject to notice of issuance, on the [ ] (the "Exchange"), and will trade in the secondary market at market prices. Those prices may differ from the Shares' NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.


      The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

REPURCHASE AGREEMENTS

      The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

      In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") monitors each Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS, SWAP AGREEMENTS AND CURRENCY FORWARDS


      The Funds may utilize futures contracts, options, swap agreements and currency forwards. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined herein) believes to be representative of each Fund's respective benchmark Index.


      Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

      Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.


      After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required.


      Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.


      The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund's respective Index. [Liquid futures contracts are not currently available for the benchmark Index of each Fund.] Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund's respective Index components or a subset of the components.


RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS


      Except as otherwise specified in the Funds' Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from "leveraging" its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position as part of a complex stock replication strategy, the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).


SWAP AGREEMENTS

      Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

FUTURE DEVELOPMENTS

      The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

INVESTMENT RESTRICTIONS


      The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:


      1. Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
            (iv) participate in an interfund lending program with other registered investment companies;

      2. Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;


      3. Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;


      4. Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

      5. Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

      6. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities or in connection with its investments in other investment companies;

      7. Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

      8. Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that a Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the Index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


      In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

      1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund's net assets would be invested in such securities.

      2. Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

      3.    Make short sales of securities.

      4. Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      5. Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

      6. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

      If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

      As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

                        SPECIAL CONSIDERATIONS AND RISKS


      A discussion of the risks associated with an investment in each Fund is contained in the Funds' Prospectus under the headings "Market Vectors--Hard Assets Producers ETF--Principal Risks of Investing in the Fund," "Market Vectors--Solar Energy ETF--Principal Risks of Investing in the Fund" and "Additional Risks of Investing in the Funds." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.


GENERAL

      Investment in each Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

      An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

      Although most of the securities in a Fund's Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

      The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

      An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

      Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund ("Fund Securities") also will be concentrated in that industry.

FUTURES AND OPTIONS TRANSACTIONS

      Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

      The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

      The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

      Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund's respective benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

      Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

SWAPS

      The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

      The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

      In order for each Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, I.E., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

      The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

      The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

      For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

      Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the relevant Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                          EXCHANGE LISTING AND TRADING


      A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Funds' Prospectus under the headings "Market Vectors--Hard Assets Producers ETF--Principal Risks of Investing in the Fund," "Market Vectors--Solar Energy ETF--Principal Risks of Investing in the Fund," "Shareholder Information--Determination of NAV" and "Shareholder Information--Buying and Selling Exchange-Traded Shares." The discussion below supplements, and should be read in conjunction with, such sections of the Funds' Prospectus.

      The Shares of Market Vectors--Hard Assets Producers ETF and Market Vectors--Solar Energy ETF will be traded, subject to notice of issuance, in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

      The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund's respective underlying Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust.


      As in the case of other securities traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.


      In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange are approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated
Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association's Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.


      The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.


      The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by a Fund on a given day. While the equity securities value component estimates the current market value of a Fund's portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of a Fund's NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) on each day Business Day.

      In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

                         BOARD OF TRUSTEES OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST


      The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.



INDEPENDENT TRUSTEES


--------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                  NUMBER OF
                                             OFFICE(2)                                PORTFOLIOS
                              POSITION(S)    AND LENGTH                               IN FUND       OTHER
NAME, ADDRESS(1)              HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)     COMPLEX(3)    DIRECTORSHIPS
AND AGE                       FUNDS          SERVED       DURING PAST FIVE YEARS      OVERSEEN      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
David H. Chow 50*             Trustee        Since 2006   Chief Investment Officer,   21            None.
                                                          Torch Hill Investment
                                                          Partners (private equity
                                                          firm), September 2007 to
                                                          present;  Managing
                                                          Partner, Lithos Capital
                                                          Partners LLC (private
                                                          equity firm), January
                                                          2006 to September 2007;
                                                          Managing Director,
                                                          DanCourt Management LLC
                                                          (strategy consulting
                                                          firm), March 1999 to
                                                          present; Managing
                                                          Director, AIG Horizon
                                                          Partners, LLC (venture
                                                          capital firm), May 2000
                                                          to July 2002.

--------------------------------------------------------------------------------------------------------------------
R. Alastair Short 54*         Trustee        Since 2006   Vice Chairman, W.P.         30            None.
                                                          Stewart & Co., Ltd.
                                                          (asset management firm),
                                                          September  2007 to
                                                          present; Managing
                                                          Director, The GlenRock
                                                          Group, LLC (private
                                                          equity investment firm),
                                                          May 2004 to September
                                                          2007; President, Apex
                                                          Capital Corporation
                                                          (personal investment
                                                          vehicle), Jan.  1988 to
                                                          present; President,
                                                          Matrix Global
                                                          Investments, Inc.  and
                                                          predecessor company
                                                          (private investment
                                                          company), September 1995
                                                          to January 1999.

--------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger 48*     Trustee        Since 2006   Director, President and     28            None.
                                                          CEO, SmartBrief, Inc.

--------------------------------------------------------------------------------------------------------------------


---------------

(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.


(3) The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and the Trust.


*     Member of the Audit Committee.

INTERESTED TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                              TERM OF                                   NUMBER OF      OTHER
                                              OFFICE(2)                                 PORTFOLIOS     DIRECTORSHIPS
                                POSITION(S)   AND LENGTH                                IN FUND        HELD OUTSIDE
NAME, ADDRESS(1)                HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)     COMPLEX(3)     THE FUND
AND AGE                         FUNDS         SERVED        DURING PAST FIVE YEARS      OVERSEEN       COMPLEX:
-----------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(4) 44            Trustee       Since 2006    Director and Executive      21             Director,
                                                            Vice President, Van Eck                    Greylock
                                                            Associates Corporation;                    Capital
                                                            Director, Executive Vice                   Associates LLC.
                                                            President and Chief
                                                            Compliance Officer, Van
                                                            Eck Securities
                                                            Corporation; Director and
                                                            President, Van Eck
                                                            Absolute Return Advisers
                                                            Corp.

-----------------------------------------------------------------------------------------------------------------------


---------------


(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.


(3) The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and the Trust.


(4) "Interested person" of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.


OFFICER INFORMATION

      The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                                    OFFICE(2) AND
NAME, ADDRESS(1)              POSITION(S) HELD      LENGTH OF
AND AGE                       WITH FUND             TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Charles T. Cameron 47         Vice President        Since 2006      Director of Trading, Van Eck Associates
                                                                    Corporation; Co-Portfolio Manager, Worldwide
                                                                    Bond Fund Series; Officer of three other
                                                                    investment companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                                    OFFICE(2) AND
NAME, ADDRESS(1)              POSITION(S) HELD      LENGTH OF
AND AGE                       WITH FUND             TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Keith Carlson 51              Chief Executive       Since 2006      President, Van Eck Associates Corporation and
                              Officer and                           President, Van Eck Securities Corporation since
                              President                             February 2004; Private Investor, June 2003 -
                                                                    January 2004; Independent Consultant, Waddell &
                                                                    Reed, Inc., April 2003 - May 2003; Senior Vice
                                                                    President, Waddell & Reed, Inc., December 2002 -
                                                                    March 2003; President/Chief Executive
                                                                    Officer/Director/Executive Vice President/Senior
                                                                    Vice President, Mackenzie Investment Management
                                                                    Inc., April 1985 - December 2002;
                                                                    President/Chief Executive Officer/Director, Ivy
                                                                    Mackenzie Distributors, Inc., June 1993 -
                                                                    December 2002; Chairman/Director/President, Ivy
                                                                    Mackenzie Services Corporation, June 1993 -
                                                                    December 2002; Chairman/Director/Senior Vice
                                                                    President, Ivy Management Inc., January 1992 -
                                                                    December 2002; Officer of three other investment
                                                                    companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------
Susan C. Lashley 52           Vice President        Since 2006      Vice President, Van Eck Associates Corporation;
                                                                    Vice President, Mutual Fund Operations, Van Eck
                                                                    Securities Corporation; Officer of three other
                                                                    investment companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------
Thomas K. Lynch 51            Chief Compliance      Since 2006      Chief Compliance Officer, Van Eck Associates
                              Officer                               Corporation and Van Eck Absolute Return Advisers
                                                                    Corp., since December 2006; Vice President, Van
                                                                    Eck Associates Corporation and Van Eck Absolute
                                                                    Return Advisers Corp., since April 2005; Second
                                                                    Vice President, Investment Reporting, TIAA-CREF,
                                                                    January 1996 - April 2005; Senior Manager,
                                                                    Audits, Grant Thornton, December 1993 - January
                                                                    1996; Senior Manager, Audits, McGladrey &
                                                                    Pullen, December 1986 - December 1993; Officer
                                                                    of three other investment companies advised by
                                                                    the Adviser.

----------------------------------------------------------------------------------------------------------------------
Joseph J. McBrien 59          Senior Vice           Since 2006      Senior Vice President, General Counsel and
                              President and                         Secretary, Van Eck Associates Corporation, Van
                              Secretary                             Eck Securities Corporation and Van Eck Absolute
                                                                    Return Advisers Corp., since December 2005;
                                                                    Managing Director, Chatsworth Securities LLC,
                                                                    March 2001 - November 2005; Private
                                                                    Investor/Consultant, September 2000 - February
                                                                    2001; Executive Vice President and General
                                                                    Counsel, Mainstay Management LLC, September 1999
                                                                    - August 2000; Officer of three other investment
                                                                    companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                                    OFFICE(2) AND
NAME, ADDRESS(1)              POSITION(S) HELD      LENGTH OF
AND AGE                       WITH FUND             TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Alfred J. Ratcliffe 60        Vice President and    Since 2006      Vice President, Van Eck Associates Corporation
                              Treasurer                             since November 2006; Vice President and Director
                                                                    of Mutual Fund Accounting and Administration,
                                                                    PFPC, March 2000 to November 2006; First Vice
                                                                    President and Treasurer, Zweig Mutual Funds,
                                                                    March 1995 to December 1999; Vice President and
                                                                    Director of Mutual Fund Accounting and
                                                                    Administration, The Bank of New York, December
                                                                    1987 to March 1995; Officer of three other
                                                                    investment companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------
Jonathan R. Simon 33          Vice President and    Since 2006      Vice President, Associate General Counsel, Van
                              Assistant Secretary                   Eck Associates Corporation, Van Eck Securities
                                                                    Corporation and Van Eck Absolute Return Advisers
                                                                    Corp.  since August 2006, Associate, Schulte
                                                                    Roth & Zabel LLP, July 2004 - July 2006;
                                                                    Associate, Carter Ledyard & Milburn LLP,
                                                                    September 2001 - July 2004; Officer of three
                                                                    other investment companies advised by the
                                                                    Adviser.

----------------------------------------------------------------------------------------------------------------------
Bruce J. Smith 52             Senior Vice           Since 2006      Senior Vice President and Chief Financial
                              President and Chief                   Officer, Van Eck Associates Corporation; Senior
                              Financial Officer                     Vice President, Chief Financial Officer,
                                                                    Treasurer and Controller, Van Eck Securities
                                                                    Corporation and Van Eck Absolute Return Advisers
                                                                    Corp.; Officer of three other investment
                                                                    companies advised by the Adviser.

----------------------------------------------------------------------------------------------------------------------
Derek S. van Eck(3) 43        Executive Vice        Since 2006      President of Worldwide Hard Assets Fund series
                              President                             and the Worldwide Real Estate Fund series of Van
                                                                    Eck Worldwide Insurance Trust and the Global
                                                                    Hard Assets Fund series of Van Eck Funds;
                                                                    Director of Van Eck Associates Corporation;
                                                                    Director and Executive Vice President, Van Eck
                                                                    Securities Corporation; Director and Executive
                                                                    Vice President, Van Eck Absolute Return Advisers
                                                                    Corp.; Director, Greylock Capital Associates LLC.

----------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3) 44          Executive Vice        Since 2006      Director and Executive Vice President, Van Eck
                              President                             Associates Corporation; Director, Executive Vice
                                                                    President and Chief Compliance Officer, Van Eck
                                                                    Securities Corporation; Director and President,
                                                                    Van Eck Absolute Return Advisers Corporation;
                                                                    Director, Greylock Capital Associates LLC.

----------------------------------------------------------------------------------------------------------------------

-------------

(1) The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2)   Officers are elected yearly by the Trustees.

(3)   Messrs. Jan F. van Eck and Derek S. van Eck are brothers.


      The Board of the Trust met six times during the fiscal year ended December 31, 2007.


      The Board has an Audit Committee, consisting of three Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (an "Independent Trustee"). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board's oversight of the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent registered public accounting firm; and
(v) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended December 31, 2007.


      The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee, (ii) review and define Independent Trustee qualifications, (iii) review the qualifications of individuals serving as Trustees on the Board and its committees, (iv) develop corporate governance guidelines for the Trust and the Board, (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

      The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

-------------------------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY       SECURITIES IN ALL REGISTERED INVESTMENT
                                 SECURITIES IN MARKET         COMPANIES OVERSEEN BY TRUSTEE IN
                                 VECTORS ETF TRUST            FAMILY OF INVESTMENT COMPANIES
NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2007)    (AS OF DECEMBER 31, 2007)
David H. Chow                    $50,001 - $100,000           $50,001 - $100,000
R. Alastair Short                None                         $10,001 - $50,000
Richard D. Stamberger            $10,001 - $50,000            Over $100,000
Jan F. van Eck                   $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------------------------------

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.


REMUNERATION OF TRUSTEES

      The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

      The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ended December 31, 2008. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL
                                                                                    ESTIMATED        COMPENSATION
                                                            PENSION OR RETIREMENT   ANNUAL           FROM THE TRUST
                        AGGREGATE         DEFERRED          BENEFITS ACCRUED AS     BENEFITS         AND THE FUND
                        COMPENSATION      COMPENSATION      PART OF THE TRUST'S     UPON             COMPLEX(1) PAID
NAME OF TRUSTEE         FROM THE TRUST    FROM THE TRUST    EXPENSES(2)             RETIREMENT       TO TRUSTEE(2)
---------------         --------------    --------------    ---------------------   ----------       ---------------
David H. Chow           $       0         $  40,000         N/A                     N/A              $ 40,000
R. Alastair Short       $  40,000         $       0         N/A                     N/A              $ 90,500
Richard D. Stamberger   $  26,250         $   8,750         N/A                     N/A              $ 92,500
Jan F. van Eck(3)       $       0         $       0         N/A                     N/A              $      0
------------------------------------------------------------------------------------------------------------------------------


(1) The "Fund Complex" consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and theTrust.


(2) Because the funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)   "Interested person" under the 1940 Act.

                          PORTFOLIO HOLDINGS DISCLOSURE

      Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the "NSCC"), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

                          QUARTERLY PORTFOLIO SCHEDULE

      The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds will be available on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds' Form N-Q will be available through the Funds' website, at WWW.VANECK.COM or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

                                 CODE OF ETHICS

      The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

      Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, PROVIDED that he or she obtains preclearance of the purchase and makes certain representations.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Funds' proxy voting record will be available upon request and on the SEC's website at HTTP://WWW.SEC.GOV. Proxies for each Fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

      The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds will be available through the Funds' website, at www.vaneck.com, or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016. The Funds' Form N-PX will also be available on the SEC's website at WWW.SEC.GOV.

                                   MANAGEMENT

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management."

THE INVESTMENT MANAGER

      Van Eck Associates Corporation (the "Adviser") acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

      The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds' assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

      Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.


      COMPENSATION. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund's average daily net assets at the annual rate of [ ]%. From time to time, the Adviser may waive all or a portion of its fees. Until at least [ ], 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs and other trading expenses, fees, taxes and extraordinary expenses) from exceeding [ ]% of average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

      TERM. The Investment Management Agreement continues in effect until [ ], 200[ ]. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      LEGAL INVESTIGATIONS AND PROCEEDINGS. In July 2004, Van Eck Associates Corporation ("VEAC") received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC's response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust (together, the "Funds" and each a "Fund"), the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.

THE ADMINISTRATOR

      Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

CUSTODIAN AND TRANSFER AGENT


      The Bank of New York Mellon Corporation serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York Mellon Corporation holds the Funds' assets. The Bank of New York Mellon Corporation serves as each Fund's transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York Mellon Corporation may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York Mellon Corporation provides various accounting services to each of the Funds pursuant to a fund accounting agreement.


THE DISTRIBUTOR

      Van Eck Securities Corporation (the "Distributor") is the principal underwriter and distributor of Shares. Its principal address is 99 Park Avenue, New York, New York 10016 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days' prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under "Creation and Redemption of Creation Units--Procedures for Creation of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

      The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE PORTFOLIO MANAGERS

      The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund's portfolio are Hao-Hung (Peter) Liao and Edward M. Kuczma, Jr. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Prior to Mr. Liao's current role of portfolio manager to certain funds of the Trust, Mr. Liao served as investment analyst for the Worldwide Absolute Return Fund where his role included manager review, performance attribution, changes in manager mandates and risk management. Mr. Liao continues to serve in this capacity. Mr. Kuczma has been employed by the Adviser since January of 2004. Prior to Mr. Kuczma's current role of investment analyst, he worked from January 2004 to June 2004 in Portfolio Administration for the Adviser. After serving as a fund administrator for international portfolios, Mr. Kuczma became an analyst for emerging market companies. He also serves on a committee that reviews managers and changing mandates for a multi-manager absolute return strategy. Mr. Kuczma attended Georgetown University from 1999 to 2003. Messrs. Liao and Kuczma serve as portfolio managers of eleven portfolios of the Trust, including the Funds. Other than the eleven portfolios of the Trust, Messrs. Liao and Kuczma do not manage any other registered investment companies, pooled investment vehicles or other accounts. Because each Fund is new, Messrs. Liao and Kuczma will be serving as the portfolio managers of each Fund since its inception.


      Although the funds in the Trust that are managed by Messrs. Liao and Kuczma may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of eleven funds of the Trust presents a material conflict of interest for Messrs. Liao and Kuczma or the Adviser.


PORTFOLIO MANAGER COMPENSATION

      The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

PORTFOLIO MANAGER SHARE OWNERSHIP

      As of the date of this SAI, Messrs. Kuczma and Liao did not beneficially own any Shares of the Funds.

                             BROKERAGE TRANSACTIONS


      When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.


      The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.


      Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 30%. See "Market Vectors--Hard Assets Producers ETF--Principal Investment Objective and Strategies" and "Market Vectors--Solar Energy ETF--Principal Investment Objective and Strategies" in the Funds' Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


                             BOOK ENTRY ONLY SYSTEM

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information--Buying and Selling Exchange-Traded Shares."

      DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.


      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

                  CREATION AND REDEMPTION OF CREATION UNITS

GENERAL

      The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

      A "Business Day" with respect to the Funds is any day on which the Exchanges are open for business. As of the date of the Prospectus, the Exchanges observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

      The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting a replication of each Fund's benchmark Index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.


      The Administrator, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.


      The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund's respective benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (I.E., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market ("Market Purchases"). In such cases where the Trust makes
Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust's acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

PROCEDURES FOR CREATION OF CREATION UNITS

      To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a "Participating Party," I.E., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see "Book Entry Only System"); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process ("Participant Agreement") (discussed below). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.


      All orders to create Creation Units must be placed in multiples of 50,000 Shares (I.E. a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the relevant Exchange ("Closing Time") (ordinarily 4:00 p.m., New York time) (3:00 p.m., New York time, for "Custom Orders" (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A "Custom Order" may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date." Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "--Placement of Creation Orders Using Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.


      Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

      Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

      Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities ("Domestic Funds") (see "--Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see "--Placement of Creation Orders Outside Clearing Process--Domestic Funds" and "--Placement of Creation Orders Outside Clearing Process--Foreign Funds"). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the "Placement of Creation Orders Outside Clearing Process--Foreign Funds" and "Placement of Redemption Orders Outside Clearing Process--Foreign Funds" sections below shall operate.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

      Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

      The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a "regular way" manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS--DOMESTIC FUNDS


      Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third
(3rd) Business Day following the day on which the creation order is deemed received by the Distributor.


PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS--FOREIGN FUNDS

      A standard order must be placed by 4:00 p.m., New York time for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 10:00 a.m., New York time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.


      Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.


      Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

ACCEPTANCE OF CREATION ORDER

      The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE


      A fixed creation transaction fee of $[ ] payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the "cash in lieu" portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


REDEMPTION OF CREATION UNITS


      Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See "Market Vectors--Hard Assets Producers ETF--Principal Risks of Investing in the Fund" and "Market Vectors--Solar Energy ETF--Principal Risks of Investing in the Fund" in the Prospectus.

      The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $[ ] is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.


      The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


      Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders for Domestic Funds and 10:00 a.m., New York time, for Foreign Funds) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a "regular way" manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS--DOMESTIC FUNDS


      Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

      After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS--FOREIGN FUNDS

      A standard order for redemption must be received by 4:00 p.m., New York time for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 10:00 a.m., New York time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

      In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

      Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

           SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

                                                                               NUMBER OF
                                      BEGINNING OF         END OF              DAYS IN
                                      SETTLEMENT PERIOD    SETTLEMENT PERIOD   SETTLEMENT PERIOD
Argentina                             03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8
                                      03/19/08             03/27/08            8

China                                 02/04/08             02/14/08            10
                                      02/05/08             02/15/08            10
                                      02/06/08             02/18/08            12
                                      04/28/08             05/08/08            10
                                      04/29/08             05/09/08            10
                                      04/30/08             05/12/08            12

                                                                               NUMBER OF
                                      BEGINNING OF         END OF              DAYS IN
                                      SETTLEMENT PERIOD    SETTLEMENT PERIOD   SETTLEMENT PERIOD
                                      09/26/08             10/08/08            12
                                      09/29/08             10/09/08            10
                                      09/30/08             10/10/08            10

Croatia                               12/19/08             12/29/08            10
                                      12/22/08             12/30/08            8
                                      12/23/08             01/02/09            10

Czech Republic                        12/19/08             12/29/08            10
                                      12/22/08             12/30/08            8
                                      12/23/08             12/31/08            8

Denmark                               03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8
                                      03/19/08             03/27/08            8

Finland                               03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8
                                      03/19/08             03/27/08            8

Indonesia                             09/26/08             10/06/08            10
                                      09/29/08             10/07/08            8
                                      09/30/08             10/08/07            8

Japan                                 12/26/08             01/05/09            10
                                      12/29/08             01/06/09            8
                                      12/30/08             01/07/09            8

Mexico                                03/14/08             03/24/08            10

Norway                                03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8
                                      03/19/08             03/27/08            8

Philippines                           12/24/08             01/02/09            9

Russia*                               12/26/07             01/08/08            13
                                      12/27/07             01/09/08            13
                                      12/28/07             01/10/08            13

Sweden                                03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8
                                      03/19/08             03/27/08            8

Turkey                                12/04/08             12/12/08            8
                                      12/05/08             12/15/08            10

                                                                               NUMBER OF
                                      BEGINNING OF         END OF              DAYS IN
                                      SETTLEMENT PERIOD    SETTLEMENT PERIOD   SETTLEMENT PERIOD
Venezuela                             03/14/08             03/24/08            10
                                      03/17/08             03/25/08            8
                                      03/18/08             03/26/08            8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

      The right of redemption may be suspended or the date of payment  postponed
(1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

                        DETERMINATION OF NET ASSET VALUE

      The following  information  supplements  and should be read in conjunction
with   the   section   in   the   Funds'   Prospectus   entitled    "Shareholder
Information--Determination of NAV."


      The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

      The value of each Fund's portfolio securities is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's benchmark Index. This may adversely affect a Fund's ability to track its benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of each Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.


      In computing each Fund's NAV, the Fund's securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security's fair value as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures which are approved by the Board of Trustees.

                           DIVIDENDS AND DISTRIBUTIONS

      The following  information  supplements  and should be read in conjunction
with    the    section    in    the     Prospectus     entitled     "Shareholder
Information--Distributions."

GENERAL POLICIES

      Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

      Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

                          DIVIDEND REINVESTMENT SERVICE

      No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                                 CONTROL PERSONS


      [As of the date of this SAI, the Adviser beneficially owned all of the voting securities of each Fund.]


                                      TAXES

      The  following   information  also  supplements  and  should  be  read  in
conjunction   with  the  section  in  the   Prospectus   entitled   "Shareholder
Information--Tax Matters."

      Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

      Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

      As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Creation and Redemption of Creation Units--Procedures for Creation of Creation Units."

      Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

      In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

      Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund invests in forward foreign currency exchange contracts, structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

      Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

      A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

      Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

      Distributions reinvested in additional Fund Shares through the means of the service (see "Dividend Reinvestment Service") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

      Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, PROVIDED that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above. Distributions attributable to gains from "U.S. real property interests," including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

      Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders' U.S. federal income tax liabilities, and may entitle them to a refund, PROVIDED that the required information is timely furnished to the Internal Revenue Service.

      The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

      Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS


      The Trust currently is comprised of twenty-one investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.


      Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

      Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

      Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

      The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust's Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust's distributions.

      Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 99 Park Avenue, 8th Floor, New York, New York 10016.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Clifford Chance US LLP is counsel to the Trust and have passed upon the validity of each Fund's Shares.


      [            ] serves as the Trust's independent registered public
accounting firm.

APPENDIX A


                      VAN ECK GLOBAL PROXY VOTING POLICIES

                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

      RESOLVING MATERIAL CONFLICTS OF INTEREST

   o A "material conflict" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

   o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

      Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

      Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

      The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

      Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

      REASONABLE RESEARCH EFFORTS

      When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

      VOTING CLIENT PROXIES

      o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

      o     The   portfolio   manager  or  analyst   covering  the  security  is
            responsible for making voting decisions.

      o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

      CLIENT INQUIRIES

      All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

      DISCLOSURE TO CLIENTS

      o     Notification of Availability of Information Client Brochure.

      The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

      The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

      o Availability of Proxy Voting Information at the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

      RECORDKEEPING REQUIREMENTS

      o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

                  -   proxy statements received;

                  -   identifying number for the portfolio security;

                  -   shareholder meeting date;

                  -   brief identification of the matter voted on;

                  - whether the vote was cast on the matter and how the vote was cast;

                  - how the vote was cast (E.G., for or against proposal, or abstain; for or withhold regarding election of directors);

                  - records of written client requests for information on how VEAC voted proxies on behalf of the client;

                  - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

                  - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

      o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

      o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

      o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

      PROXY VOTING GUIDELINES

I. GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II. OFFICERS AND DIRECTORS

      A. THE BOARD OF DIRECTORS

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

      o     long-term corporate performance record relative to a market index;

      o     composition  of  board  and  key  board   committees;

      o     nominee's investment in the company;

      o     whether a retired CEO sits on the board; and

      o     whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

      o     corporate governance provisions and takeover activity;

      o     board decisions regarding executive pay;

      o     director compensation;

      o     number of other board seats held by nominee; and

      o     interlocking directorships.

      B. CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

      C. MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

      F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote  on  a  case-by-case  basis  proposals   concerning  director  and  officer
indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

      G. DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      H. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

      I. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

      J. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III. PROXY CONTESTS

      A. REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV. AUDITORS

      B. RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V. SHAREHOLDER VOTING AND CONTROL ISSUES

      A. CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

      B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      C. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

      D. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

      E. FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      F. GREENMAIL

Generally,   vote  for  proposals  to  adopt  anti-greenmail  charter  or  bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      G. UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

      H. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
         BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

      I. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      J. WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

      K. CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

      L. EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      M. BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

      N. SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.   CAPITAL STRUCTURE

      A. COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

      B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

      C. REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

      D. BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

      E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

      F. ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

      G. PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

      H. DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

      o Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

      o Change In Control - Will the transaction result in a change in control of the company?

      o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

      Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

      I.  SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.  EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

      A. AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

      B. AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features.

      C. AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

      D. AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

      E. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

      F. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

      G. GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

      H. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding Shares).

      I. 401(K) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.   STATE OF INCORPORATION

      A. VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

      B. VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.    MERGERS AND CORPORATE RESTRUCTURINGS

      A. MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

      o     anticipated financial and operating benefits;

      o     offer price (cost vs. premium);

      o     prospects of the combined companies;

      o     how the deal was negotiated; and

      o changes in corporate governance and their impact on shareholder rights.

      B. CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

      C. SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

      D. ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.   MUTUAL FUND PROXIES

      A. ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

      B. INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

      C. FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

      D. DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.  SOCIAL AND ENVIRONMENTAL ISSUES

In  general  we  vote  on  a  case-by-case   basis  on  shareholder  social  and
environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases,  however,  we vote for  disclosure  reports that seek  additional
information,   particularly  when  it  appears  companies  have  not  adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

      o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

      o     the percentage of sales, assets and earnings affected;

      o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company--specific action;

      o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

      o     whether  the  company's   analysis  and  voting   recommendation  to
            shareholders is persuasive;

      o     what other companies have done in response to the issue;

      o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

      o whether the subject of the proposal is best left to the discretion of the board.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)         Amended and Restated Declaration of Trust.*

(b)         Bylaws of the Trust.*

(c)         Not applicable.

(d)(1) Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors--Gold Miners ETF).*

(d)(2) Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors--Gold Miners ETF).***

(e)(1) Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**

(e)(2)      Form of Participant Agreement.*

(f)         Not applicable.

(g)         Form of  Custodian  Agreement  between the Trust and The Bank of New
            York.*

(h)(1) Form of Fund Accounting Agreement between the Trust and The Bank of New York.*

(h)(2) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*

(h)(3) Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*

(i)(1) Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF).***

(i)(2)      Opinion  of  Clifford   Chance  US  LLP  (with   respect  to  Market
            Vectors--Global  Alternative  Energy ETF and Market  Vectors--Russia
            ETF).****

(i)(3)      Opinion  of  Clifford   Chance  US  LLP  (with   respect  to  Market
            Vectors--Global Agribusiness ETF and Market Vectors--Global Nuclear Energy ETF).*****

(i)(4) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Lehman Brothers Intermediate Municipal ETF, Market Vectors--Lehman Brothers Long Municipal ETF, Market Vectors--Lehman Brothers 1-5 Year Municipal ETF, Market Vectors--Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors--Lehman Brothers California Municipal ETF and Market Vectors--Lehman Brothers New York Municipal ETF). *******

(i)(5)      Opinion  of  Clifford   Chance  US  LLP  (with   respect  to  Market
            Vectors--Coal ETF and Market Vectors--Gaming ETF). +

(i)(6) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors--Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors--Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors--Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF). ++

(i)(7)      Opinion  of  Clifford   Chance  US  LLP  (with   respect  to  Market
            Vectors--Hard Assets Producers ETF and Market  Vectors--Solar Energy
            ETF). +++

(j)(1) Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF).****

(j)(2)      Consent  of  Ernst  &  Young  LLP,  independent   registered  public
            accounting firm (with respect to Market Vectors--Global Alternative Energy ETF and Market Vectors - Russia ETF).****

(j)(3)      Consent  of  Ernst  &  Young  LLP,  independent   registered  public
            accounting firm (with respect to Market Vectors--Global Agribusiness ETF and Market Vectors--Global Nuclear Energy ETF). *****

(k)         Not applicable.

(l)         Not applicable.

(m)         Not applicable.

(n)         Not applicable.

(o)         Not applicable.

(p)(1)      Code of Ethics.***

-------------
* Incorporated by the reference to the Registrant's Registration Statement filed on April 28, 2006.

** Incorporated by reference to the Registrant's Registration Statement filed on May 11, 2006.

*** Incorporated by reference to the Registrant's Registration Statement filed on October 6, 2006.

**** Incorporated by reference to the Registrant's Registration Statement filed on April 9, 2007.

***** Incorporated by reference to the Registrant's Registration Statement filed on April 27, 2007.

****** Incorporated by reference to the Registrant's Registration Statement filed on July 30, 2007.

******* Incorporated by reference to the Registrant's Registration Statement filed on November 2, 2007.

+ Incorporated by reference to the Registrant's Registration Statement filed on December 31, 2007.

++ Incorporated by reference to the Registrant's Registration Statement filed on February 15, 2008.

+++         To be filed by amendment.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.  INDEMNIFICATION

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the "Covered Persons") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered
Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article XII of the Trust's Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or
(b) above and to any employee or agent of the Trust or a predecessor of the Trust; PROVIDED that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Van Eck Securities Corporation is the Trust's principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of three series:
            Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund); Worldwide Insurance Trust (which is comprised of five series: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund); and Van Eck Funds, Inc. (which has one series, Mid Cap Value Fund).

      (b) The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

            NAME AND PRINCIPAL             POSITIONS AND
            BUSINESS ADDRESS               OFFICES WITH UNDERWRITER

            Keith J. Carlson               President
            99 Park Avenue
            New York, NY  10016

            Susan Lashey                   Vice President
            99 Park Avenue
            New York, NY  10016

            Joseph McBrien                 Senior   Vice   President,    General
            99 Park Avenue                 Counsel and Secretary
            New York, NY  10016

            Peter Moeller                  Senior Vice President
            99 Park Avenue
            New York, NY  10016

            Jonathan R. Simon              Vice President and Associate  General
            99 Park Avenue                 Counsel
            New York, NY  10016

            Bruce J. Smith                 Senior    Vice    President,    Chief
            99 Park Avenue                 Financial Officer, Treasurer
            New York, NY  10016            and Controller

            NAME AND PRINCIPAL             POSITIONS AND
            BUSINESS ADDRESS               OFFICES WITH UNDERWRITER

            Jan F. van Eck                 Director,  Executive  Vice  President
            99 Park Avenue                 and Chief Compliance
            New York, NY  10016            Officer

            Derek S. van Eck               Director and Executive Vice President
            99 Park Avenue
            New York, NY  10016

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon Corporation, 101 Barclay Street, New York, New York 10286.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 6th day of March, 2008.

                               MARKET VECTORS ETF TRUST

                                   By:   /s/ Keith J. Carlson*
                                         -------------------------------------
                                         Keith J. Carlson
                                         President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*             Trustee                           March 6, 2008
----------------------------
David H. Chow

/s/ R. Alastair Short*         Trustee                           March 6, 2008
----------------------------
R. Alastair Short

/s/ Richard D. Stamberger*     Trustee                           March 6, 2008
----------------------------
Richard D. Stamberger

/s/ Jan F. van Eck*            Trustee                           March 6, 2008
----------------------------
Jan F. van Eck

/s/ Keith J. Carlson*          President and                     March 6, 2008
----------------------------   Chief Executive Officer
Keith J. Carlson

/s/ Bruce J. Smith*            Chief Financial Officer           March 6, 2008
----------------------------
Bruce J. Smith


*By: /s/ Jonathan R. Simon
     -----------------------
     Jonathan R. Simon
     Attorney-in-Fact